                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 21, 2003

                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-12305                 04-3331237
      --------                      --------                ----------
(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                 File Number)           Identification No.)

                 ONE FIRSTFED PARK, Swansea, Massachusetts 02777
                 -----------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 679-8181

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      (a)   Not Applicable.
      (b)   Not Applicable.
      (c)   The following Exhibit is included with this Report:

      Exhibit No.       Description
      -----------       -----------
      99.1              Press Release dated October 21, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
         ---------------------------------------------

      On October 21, 2003, FIRSTFED AMERICA BANCORP, INC. announced its financial results for the quarter ended September 30, 2003. The press release announcing financial results for quarter ended September 30, 2003 is filed as
Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     FIRSTFED AMERICA BANCORP, INC.




Date: October 22, 2003               By: /s/ Robert F. Stoico
                                         ---------------------------------------
                                         Robert F. Stoico
                                         Chairman, President and Chief Executive
                                         Officer

                                  EXHIBIT INDEX


Exhibit 99.1      Press Release, dated October 21, 2003.